INCOME TAXES - Deferred tax assets (liabilities) (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Gross deferred tax assets (liabilities):
Net operating loss carryforwards	$ 14,512	$ 11,976
Tax credit carryforwards	2,237	1,559
Fixed assets, assets	6
Fixed assets, liabilities		(46)
Non-deductible stock-based compensation	522	485
Deferred Revenue	421
Other	90	85
Total deferred tax assets	17,788	14,059
Valuation allowance	(17,788)	$ (14,059)
Net deferred tax assets (liabilities)	$ 0